                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report - November 9, 1995
                       (Date of earliest event reported)


                           GTE NORTHWEST INCORPORATED
             (Exact name of registrant as specified in its charter)

                                   WASHINGTON
         (State or other jurisdiction of incorporation or organization)

              0-2908                                 91-0466810
      (Commission File Number)             (IRS Employer Identification No.)




      600 Hidden Ridge, HQE04B12 - Irving, Texas             75038
       (Address of principal executive offices)            (Zip Code)

    Registrant's telephone number, including area code         214-718-5600

                   GTE NORTHWEST INCORPORATED AND SUBSIDIARY

                                    FORM 8-K

                              ITEM OF INFORMATION


Item 5.   Other Events

On November 9, 1995, GTE Northwest Incorporated (the Company) announced through its parent, GTE Corporation, that in response to recently enacted and pending legislation and the increasingly competitive environment in which the Company expects to operate, effective January 1, 1996, the Company is discontinuing the use of accounting practices appropriate to regulated enterprises. As a result of this decision, the Company will record a non-cash, extraordinary charge of approximately $581.2 million after taxes during the fourth quarter of 1995. This charge, which is based on the results of a comprehensive study of the economic lives of the Company's telephone plant and equipment, will have no effect on the Company's customers or its liquidity and capital resources.

The Company has traditionally followed the accounting for regulated enterprises prescribed by Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation" (FAS 71). In general, FAS 71 required the Company to depreciate its plant and equipment over regulator approved lives which may extend beyond the assets' actual economic lives. FAS 71 also required the deferral of certain costs based upon approvals received from regulators to recover such costs in the future. As a result of these requirements, the recorded net book value of certain assets and liabilities, primarily telephone plant and equipment, was higher than that which would otherwise have been recorded.

The charge will primarily represent an adjustment to the net book value of the fixed assets of the Company, through an increase in accumulated depreciation, and is not expected to have a significant effect on depreciation expense of existing plant and equipment or earnings over the next several years. The income statement effect of this change in accounting will be reflected in the Company's consolidated statements of income as an extraordinary charge, net of tax, under the provisions of Statement of Financial Accounting Standards No. 101, "Regulated Enterprises-Accounting for the Discontinuation of Application of FASB Statement No. 71."

The accompanying pro forma statements of income for the nine months ended September 30, 1995 and the year ended December 31, 1994, and the pro forma balance sheet as of September 30, 1995 are based on historical condensed consolidated financial statements, adjusted to give effect to the discontinuance of FAS 71 as though it had occurred at the beginning of each period presented. The pro forma financial information should be read in conjunction with the historical consolidated financial statements and related notes thereto. The pro forma financial information is not necessarily indicative of the results that would have been attained had the discontinuance of FAS 71 occurred in an earlier period.

In addition, the Company announced through its parent, GTE Corporation, that it will refinance, on a long-term basis, approximately $154.2 million of its long-term debt issues. The positive impact of these redemptions is not expected to have a significant effect on the Company's earnings over the next several years.

                  GTE NORTHWEST INCORPORATED AND SUBSIDIARY

        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME


                                                   As Reported                              Pro Forma
                                                   Nine Months                             Nine Months
                                                      Ended                                   Ended
                                                  September 30,         Pro Forma          September 30,
                                                       1995            Adjustments             1995
                                                  -------------        ------------        -------------
                                                                  (Thousands of Dollars)
OPERATING REVENUES                                 $    709,287         $   15,707 (1)      $    724,994

OPERATING EXPENSES

   Cost of sales and services                           262,749                                  262,749
   Depreciation and amortization                        149,983                                  149,983
   Selling, general & administrative                    102,589             15,707 (1)           118,296
                                                   ------------       ------------          ------------
       Total operating expenses                         515,321             15,707               531,028
                                                   ------------       ------------          ------------
OPERATING INCOME                                        193,966                 --               193,966
                                                   ------------       ------------          ------------
OTHER DEDUCTIONS                                         40,738                                   40,738
                                                   ------------       ------------          ------------
   Income before income taxes                           153,228                 --               153,228

INCOME TAXES                                             52,801                                   52,801
                                                   ------------       ------------          ------------
   Income before extraordinary charge                   100,427                 --               100,427

EXTRAORDINARY CHARGE                                         --           (581,167) (2)         (581,167)
                                                   ------------       ------------           -----------
   Net income (loss)                               $    100,427       $   (581,167)          $  (480,740)
                                                   ============       ============           ============

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.

                   GTE NORTHWEST INCORPORATED AND SUBSIDIARY

        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME


                                                  As Reported                                Pro Forma
                                                   Year Ended                                Year Ended
                                                   December 31,          Pro Forma          December 31,
                                                       1994             Adjustments             1994
                                                  --------------       -------------       --------------
                                                                  (Thousands of Dollars)
OPERATING REVENUES                                  $     906,865        $     9,103 (1)     $    915,968

OPERATING EXPENSES

   Cost of sales and services                             355,215                                 355,215
   Depreciation and amortization                          181,992                                 181,992
   Selling, general & administrative                      154,990              9,103 (1)          164,093
                                                    -------------        -----------         ------------
       Total operating expenses                           692,197              9,103              701,300
                                                    -------------        -----------         ------------
OPERATING INCOME                                          214,668                 --              214,668
                                                    -------------        -----------         ------------
OTHER DEDUCTIONS                                           37,860                                  37,860
                                                    -------------        -----------         ------------
   Income before income taxes                             176,808                 --              176,808

INCOME TAXES                                               58,159                                  58,159
                                                    -------------        -----------         ------------
   Income before extraordinary charge                     118,649                 --              118,649

EXTRAORDINARY CHARGE                                           --           (581,167) (2)        (581,167)
                                                    -------------        -----------         ------------
   Net income (loss)                                $     118,649        $  (581,167)        $   (462,518)
                                                    =============        ===========         ============


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.

                   GTE NORTHWEST INCORPORATED AND SUBSIDIARY

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET


                                                   As Reported           Pro Forma           Pro Forma
                                                  September 30,         Adjustments        September 30,
                                                       1995                                     1995
                                                 ---------------       -------------      ---------------
                                                                  (Thousands of Dollars)
                      ASSETS
                      ------
CURRENT ASSETS:

  Cash                                               $    22,597                               $   22,597
  Receivables, less allowance of $12,371                 173,894                                  173,894
  Materials and supplies                                  17,680                                   17,680
  Deferred income tax benefits                             4,074                                    4,074
  Prepayments and other                                   15,639                                   15,639
                                                     -----------         -----------           ----------
   Total current assets                                  233,884                                  233,884
                                                     -----------         -----------           ----------
PROPERTY, PLANT AND EQUIPMENT:
  Original cost                                        3,082,086                                3,082,086
  Accumulated depreciation                              (999,498)        $  (872,349) (3)      (1,871,847)
                                                     -----------         -----------          -----------
   Net property, plant and equipment                   2,082,588            (872,349)           1,210,239
                                                     -----------         -----------          -----------
PREPAID PENSION COSTS                                     43,954                                   43,954
                                                     -----------         -----------          -----------
OTHER ASSETS                                              34,968             (32,345) (4)           2,623
                                                     -----------         -----------          -----------
     Total Assets                                    $ 2,395,394         $  (904,694)         $ 1,490,700
                                                     ===========         ===========          ===========



See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.

                   GTE NORTHWEST INCORPORATED AND SUBSIDIARY

           UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET


                                                         As Reported                               Pro Forma
                                                        September 30,          Pro Forma          September 30,
                                                             1995             Adjustments             1995
                                                        --------------        ------------       ---------------
                                                                       (Thousands of Dollars)
       LIABILITIES AND SHAREHOLDER'S EQUITY
       ------------------------------------
CURRENT LIABILITIES:

  Short-term debt, including current maturities            $     9,553                              $      9,553
  Accounts payable                                              98,411                                    98,411
  Accrued taxes                                                 38,505                                    38,505
  Accrued payroll and vacations                                 24,088                                    24,088
  Accrued interest                                              17,276                                    17,276
  Accrued dividends                                             55,851                                    55,851
  Accrued restructuring costs and other                        106,350                                   106,350
                                                           -----------         ---------            ------------
   Total current liabilities                                   350,034                                   350,034
                                                           -----------         ---------            ------------

LONG-TERM DEBT                                                 657,641         $  12,408 (5)             670,049
                                                           -----------         ---------            ------------

RESERVES AND DEFERRED CREDITS:
  Deferred income taxes                                        344,659          (335,935) (6)              8,724
  Employee benefit obligations                                  41,687                                    41,687
  Restructuring costs and other                                 43,738                                    43,738
                                                           -----------         ---------            ------------
   Total reserves and deferred credits                         430,084          (335,935)                 94,149
                                                           -----------         ---------            ------------

SHAREHOLDER'S EQUITY:
  Common stock                                                 448,000                                   448,000
  Other capital                                                 57,671                                    57,671
  Reinvested earnings (deficit)                                451,964          (581,167) (2)           (129,203)
                                                           -----------         ---------            ------------
   Total shareholders' equity                                  957,635          (581,167)                376,468
                                                           -----------         ---------            ------------

     Total Liabilities and Shareholder's Equity            $ 2,395,394         $(904,694)           $  1,490,700
                                                           ===========         =========            ============


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.

                   GTE NORTHWEST INCORPORATED AND SUBSIDIARY

              NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                             FINANCIAL INFORMATION


(1) Represents the reclassification of the provision for uncollectible accounts to selling, general and administrative expenses, consistent with non-regulated accounting practices.

(2) Represents the after-tax effect of the adjustments described in notes 3 - 5 below.

(3) Represents the write-down of property, plant and equipment, net due to an impairment of such assets resulting from depreciation lives set by regulators that are longer than the assets' economic lives.

(4) Represents the write-off of net regulatory assets and the write-off of the original debt issuance costs associated with $154.2 million of long-term debt that will be refinanced.

(5) Represents the costs associated with refinancing $154.2 million of long-term debt.

(6) Represents the tax effect of the adjustments described in notes 3 - 5 above.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        GTE NORTHWEST INCORPORATED
                                                        (Registrant)

Date: November 13, 1995                 By       William M. Edwards III
                                                 ----------------------
                                                 William M. Edwards III
                                                           Controller
                                                     (Chief Accounting Officer)